OTG Latin America Fund

Class A Shares Ticker: OTGAX

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated August 26, 2022

to the Prospectus and Statement of Additional Information

dated July 31, 2022

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At a meeting of the Board of Trustees (the “Board”) of World Funds Trust held on August 24, 2022, the Board approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and the current investment adviser to the OTG Latin America Fund (the “Fund”). The New Advisory Agreement will be presented to the Fund’s shareholders for approval.

MSC Capital, Ltd. (“MSC Capital”), the investment adviser to the Fund is a wholly owned subsidiary of MSC Group, S.A. The New Advisory Agreement was approved by the Board pursuant to applicable requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) due to an anticipated change in control of MSC Group S.A. that is expected to occur shortly after the Fund’s shareholders approve the New Advisory Agreement. In conjunction with this change in control, MSC Capital will change its name to OTG Asset Management, Ltd. (“OTG AM”).

Shareholders of the Fund are required by the 1940 Act to approve the New Advisory Agreement, which is materially the same as the Fund’s current investment advisory agreement with MSC Capital and provides for the same advisory fee. It is anticipated that shareholders of the Fund will receive a proxy statement to approve the New Advisory Agreement with OTG AM in mid-September 2022. A Special Meeting of Shareholders for the Fund is expected to be held on or about October 3, 2022 for shareholders to vote on whether to approve the New Advisory Agreement.

Mauricio Alvarez, who has served as the portfolio manager of the Fund since the Fund’s inception in May 2019, will continue to serve as the Fund’s sole portfolio manager.

This Supplement and the Prospectus and Statement of Additional Information each provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.